THE MANAGERS FUNDS
                        MANAGERS BOND FUND
                 SUPPLEMENT DATED FEBRUARY 1, 2002
    TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                         DATED MAY 1, 2001

The information in this supplement supersedes any information to the contrary relating to Managers Bond Fund
(the "Fund") in the Fund's Prospectus and Statement of
Additional Information dated May 1, 2001.

FEES AND EXPENSES OF THE FUND
THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY
IF YOU BUY AND HOLD SHARES OF THE FUND.

FEES AND EXPENSES

     SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of the offering price                          None
Maximum Deferred Sales Charge (Load)                             None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
and Other Distributions                                          None
Maximum Account Fee                                              None


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)


Management Fee                                                 0.625%
Distribution (12b-1) Fees                                      0.00%
Other Expenses                                                 0.575%
                                                               ------
Total Annual Fund Operating Expenses                            1.20%
Fee Waiver and Reimbursement                                   (0.21%)1
                                                                -----
Net Annual Fund Operating Expenses                              0.99%
                                                                =====


  The Managers Funds LLC has agreed to limit Total Annual Fund Operating Expenses for Managers Bond Fund to 0.99% subject to later reimbursement by the Fund in certain circumstances until at least May 1, 2003.

EXAMPLE

The following Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:


1 Year           3 Years            5 Years            10 Years
------           -------            -------            --------
$101               $350               $581              $1,245


The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

The Managers Funds LLC (the "Investment Manager") has contractually agreed, through at least May 1, 2003, to waive fees and pay or reimburse Managers Bond Fund to the extent total expenses of the Fund exceed 0.99% of the Fund's average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund's expenses in any such future year to exceed 0.99% of the Fund's average daily net assets.

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